                                                                    EXHIBIT 4.3


                                   GUARANTEE


                 Each undersigned Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each referred to as the "Guarantor," which term includes any successor person under the Indenture) unconditionally guarantees on a senior subordinated basis as set forth in Article Twelve of the Indenture (such guarantee by the Guarantor being referred to herein as a "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                 No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

                 The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                               LDM HOLDINGS, LLC


                                        By:______________________________
                                           Name:
                                           Title:


                                        By:______________________________
                                           Name:
                                           Title:

                                        LDM CANADA LIMITED PARTNERSHIP


                                        By:______________________________
                                           Name:
                                           Title:


                                        By:______________________________
                                           Name:
                                           Title:


                                        LDM TECHNOLOGIES COMPANY


                                        By:______________________________
                                           Name:
                                           Title:


                                        By:______________________________
                                           Name:
                                           Title:

                                ASSIGNMENT FORM


I or we assign and transfer this Security to

________________________________________________________________________________
________________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

________________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________              Signed: ___________________________
                                          (Sign exactly as
                                          name appears on the
                                          other side of this
                                          Security)


Signature Guarantee: ____________________________________________
                     Participant in a recognized Signature
                     Guarantee Medallion Program (or other
                     signature guarantor program reasonably
                     acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


                 If you want to elect to have this Security purchased by the Company pursuant to Section 4.12 or Section 4.24 of the Indenture, check the appropriate box:

Section 4.12 [      ] Section 4.24 [      ]

                 If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.12 or Section 4.24 of the Indenture, state the amount: $___________


Date: ___________________   Your Signature: ______________________________
                                            (Sign exactly as
                                            your name appears on the
                                            other side of this Security)


Signature Guarantee: __________________________________________

                                                                       EXHIBIT C



                      FORM OF LEGEND FOR GLOBAL SECURITIES

                 Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                 THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT D



                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                   OR REGISTRATION OF TRANSFER OF SECURITIES


             Re: 10 3/4% Senior Subordinated Notes due 2007, Series A, and 10 3/4% Senior Subordinated Notes due 2007, Series B (the "Securities"), of
                          LDM Technologies, Inc.


                 This Certificate relates to $_______ principal amount of Securities held in the form of* ___ a beneficial interest in a Global Security or* _______ Physical Securities by ______ (the "Transferor").

The Transferor:*

         [ ]     has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Physical Security or Physical Securities in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

         [ ]     has requested that the Registrar by written order to exchange or register the transfer of a Physical Security or Physical Securities.

                 In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 2.16 of such Indenture, and that the transfer of this Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

         [ ]     Such Security is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section 2.16(a)(II)(A) or Section 2.16(d)(i)(A) of the Indenture).

         [ ]     Such Security is being transferred to a "qualified
institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         [ ]     Such Security is being transferred to an institutional
"accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act.

         [ ]     Such Security is being transferred in reliance on Regulation
S under the Act

         [ ]     Such Security is being transferred in reliance on     Rule 144
under the Act.

         [ ]     Such Security is being transferred in reliance on and in
compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."


                                    __________________________________
                                    [INSERT NAME OF TRANSFEROR]



                                    By: ______________________________
                                          [Authorized Signatory]

Date:  _____________________
       *Check applicable box.

                                                                      EXHIBIT E


                           Form of Certificate To Be
                          Delivered in Connection with
                Transfers to Institutional Accredited Investors

                                                           _______________, ____

IBJ Schroder Bank & Trust
  Company
One State Street Plaza
New York, New York  10004

Attention:  Corporate Trust Administration

            Re:  LDM Technologies, Inc. (the "Company")
                    Indenture (the "Indenture") relating to
                    10 3/4% Senior Subordinated Notes due 2007,
                    Series A, or 10 3/4% Senior Subordinated
                    Notes due 2007, Series B

Ladies and Gentlemen:

                 In connection with our proposed purchase of 10 3/4% Senior Subordinated Notes due 2007, Series A, or 10 3/4% Senior Subordinated Notes due 2007, Series B (the "Securities"), of LDM Technologies, Inc. (the "Company"), we confirm that:

                 1. We have received such information as we deem necessary in order to make our investment decision.

                 2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                 3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee a signed letter substantially in the form hereof,
(D) outside the United States in accordance with

Regulations S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or
(F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

                 4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Trustee and the Company, such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                 5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                 6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                 You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                              Very truly yours,

                                              [Name of Transferor]



                                              By:__________________________
                                                 [Authorized Signatory]

                                                                       EXHIBIT F



                           Form of Certificate To Be
                            Delivered in Connection
                          with Regulation S Transfers

                                                           _______________, ____


IBJ Schroder Bank & Trust
  Company
One State Street Plaza
New York, New York  10004

Attention:  Corporate Trust Administration

          Re:  LDM Technologies, Inc. (the "Company") 10 3/4%
                  Senior Subordinated Notes due 2007, Series A, and 10 3/4% Senior Subordinated Notes due 2007,
                  Series B (the "Securities")

Dear Sirs:

                 In connection with our proposed sale of $____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                 (1) the offer of the Securities was not made to a person in the United States;

                 (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                 (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                 (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities
         Act; and

                 (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                 You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                                Very truly yours,

                                                [Name of Transferor]


                                                By:
                                                    _______________________
                                                    [Authorized Signature]

                                                                      EXHIBIT G



                              [FORM OF GUARANTEE]


                 Each undersigned Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each referred to as the "Guarantor," which term includes any successor person under the Indenture) unconditionally guarantees on a senior subordinated basis as set forth in Article Twelve of the Indenture (such guarantee by the Guarantor being referred to herein as a "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                 No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

                 The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.